                                                                    EXHIBIT 99.8

[MERRILL LYNCH LOGO]            COMPUTATIONAL MATERIALS FOR
                                MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                SERIES 2004-OPT1

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                           $729,489,000 (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2004-OPT1

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                         OPTION ONE MORTGAGE CORPORATION
                             ORIGINATOR AND SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE

                               SEPTEMBER 27, 2004

---------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]            COMPUTATIONAL MATERIALS FOR
                                MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                SERIES 2004-OPT1

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

---------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

FICO & DOCUMENTATION

                                                                                                       CURRENT
FICO SCORE                 FULL DOC   LITE DOC  STATED DOC  NO DOC   ALL DOCS     WAC    AVG PRIN BAL    LTV
----------                 --------   --------  ----------  ------   --------   -------  ------------  -------
NO SCORE                     0.12%      0.00%      0.00%     0.00%     0.12%    6.9217%    96,093.21    69.29%
501-550                     11.77%      0.63%      6.39%     0.00%    18.80%    7.6655%   189,482.63    72.77%
551-600                     12.15%      0.04%     13.37%     0.00%    25.56%    7.0218%   208,584.40    74.69%
601-650                     15.55%      0.40%     10.74%     0.00%    26.69%    6.6494%   201,802.82    79.85%
651-700                      9.16%      0.00%     10.34%     0.10%    19.60%    6.3157%   262,884.85    80.38%
701-750                      1.54%      0.00%      5.04%     0.75%     7.33%    6.6765%   275,573.63    83.38%
751-800                      0.14%      0.00%      1.49%     0.00%     1.63%    6.2756%   315,153.74    81.93%
801-850                      0.26%      0.00%      0.00%     0.00%     0.26%    5.8500%   393,951.78    80.00%
TOTAL                       50.68%      1.08%     47.38%     0.85%   100.00%    6.8644%   216,295.53    77.59%

LTV & FICO

CURRENT LTV                NO SCORE   451-500    501-550    551-600  601-650    651-700     701-750    751-800
-----------                --------   -------    -------    -------  -------    -------     -------    -------
10.01-20                     0.00%      0.00%      0.00%     0.07%     0.00%      0.00%      0.00%       0.00%
20.01-30                     0.00%      0.00%      0.00%     0.29%     0.00%      0.00%      0.00%       0.00%
30.01-40                     0.00%      0.00%      0.10%     0.11%     0.03%      0.00%      0.00%       0.00%
40.01-50                     0.00%      0.00%      0.61%     0.73%     0.58%      0.10%      0.00%       0.00%
50.01-60                     0.00%      0.00%      1.88%     0.99%     0.67%      0.33%      0.28%       0.00%
60.01-70                     0.09%      0.00%      3.72%     5.56%     3.13%      3.45%      0.20%       0.36%
70.01-80                     0.04%      0.00%     10.68%    13.00%    10.70%      7.30%      2.38%       0.25%
80.01-90                     0.00%      0.00%      1.73%     3.31%     9.77%      6.54%      3.98%       0.88%
90.01-100                    0.00%      0.00%      0.07%     1.50%     1.82%      1.87%      0.49%       0.14%
TOTAL                        0.12%      0.00%     18.80%    25.56%    26.69%     19.60%      7.33%       1.63%

                                                                       GROSS                     STATED
CURRENT LTV                801-850   TOTAL   AVG PRIN BAL     WAC      MARGIN      LIMITED DOC    DOC
-----------                -------  -------  ------------   -------    -------     -----------   ------
10.01-20                    0.00%     0.07%      53,144     7.71714          0            -           -
20.01-30                    0.00%     0.29%     448,130     6.99000        5.4            -      100.00
30.01-40                    0.00%     0.24%      62,472     6.83564    4.42254            -       14.59
40.01-50                    0.00%     2.03%     156,421     6.87176    5.30579            -       57.33
50.01-60                    0.00%     4.15%     177,825     6.80616    5.10453         1.06       42.63
60.01-70                    0.00%    16.51%     219,526     6.96809    5.26511         2.16       54.90
70.01-80                    0.26%    44.61%     213,641     6.79890    4.98697         1.42       48.12
80.01-90                    0.00%    26.20%     247,912     6.81402    4.87545         0.16       49.49
90.01-100                   0.00%     5.90%     193,452     7.31612    5.26795            -       10.57
TOTAL                       0.26%   100.00%   216295.53     6.86435    5.02573         1.08       47.38

PRIN BALANCE & FICO

PRIN BALANCE               NO SCORE   451-500    501-550    551-600  601-650    651-700     701-750    751-800
------------               --------   -------    -------    -------  -------    -------     -------    -------
$ 1-$50,000                  0.00%      0.00%      0.03%     0.42%     0.19%      0.16%      0.00%       0.00%
$ 50,001-$ 100,000           0.04%      0.00%      3.69%     2.84%     4.22%      1.28%      0.33%       0.08%
$ 100,001-$ 150,000          0.09%      0.00%      1.30%     2.22%     2.22%      0.92%      0.40%       0.00%
$ 150,001 - $ 200,000        0.00%      0.00%      0.91%     0.65%     1.46%      0.99%      0.63%       0.10%
$ 200,001 - $ 250,000        0.00%      0.00%      0.99%     0.72%     0.27%      0.75%      0.15%       0.00%
$ 250,001 - $ 300,000        0.00%      0.00%      0.19%     0.73%     0.18%      0.34%      0.36%       0.00%
$ 300,001 - $ 350,000        0.00%      0.00%      2.22%     3.32%     3.06%      1.77%      1.52%       0.00%
$ 350,001 - $ 400,000        0.00%      0.00%      3.49%     5.15%     5.03%      3.16%      0.93%       0.48%
$ 400,001 - $ 450,000        0.00%      0.00%      2.19%     4.98%     3.57%      3.60%      0.56%       0.00%
$ 450,001 - $ 500,000        0.00%      0.00%      1.89%     2.49%     2.19%      3.09%      0.62%       0.97%
$ 500,001 - $ 550,000        0.00%      0.00%      0.66%     0.35%     1.35%      1.01%      0.67%       0.00%
$ 550,001 - $ 600,000        0.00%      0.00%      0.75%     0.36%     0.76%      1.11%      0.73%       0.00%
$ 600,001 - $ 650,000        0.00%      0.00%      0.00%     0.42%     0.41%      0.40%      0.00%       0.00%
$ 650,001 - $ 700,000        0.00%      0.00%      0.00%     0.43%     0.86%      0.43%      0.43%       0.00%
$ 700,001 - $ 750,000        0.00%      0.00%      0.00%     0.00%     0.94%      0.00%      0.00%       0.00%
$ 750,001 - $ 800,000        0.00%      0.00%      0.50%     0.50%     0.00%      0.00%      0.00%       0.00%
$ 850,001 - $ 900,000        0.00%      0.00%      0.00%     0.00%     0.00%      0.58%      0.00%       0.00%
TOTAL                        0.12%      0.00%     18.80%    25.56%    26.69%     19.60%      7.33%       1.63%

                                                                       GROSS                     STATED
PRIN BALANCE               801-850   TOTAL   CURRENT LTV      WAC      MARGIN      LIMITED DOC    DOC
------------               -------   -----   -----------      ---      ------      -----------   ------
$ 1-$50,000                 0.00%     0.81%     65.61%      8.07422    5.35964            -       23.96
$ 50,001-$ 100,000          0.00%    12.47%     76.74%      7.88477    5.62249         1.34       16.71
$ 100,001-$ 150,000         0.00%     7.16%     76.64%      7.38708    5.94745         1.29       33.59
$ 150,001 - $ 200,000       0.00%     4.73%     77.01%      7.19152    5.78460            -       35.92
$ 200,001 - $ 250,000       0.00%     2.89%     71.80%      7.26551    6.10569            -       49.79
$ 250,001 - $ 300,000       0.00%     1.80%     69.30%      6.84166    8.00000            -       69.04
$ 300,001 - $ 350,000       0.00%    11.89%     79.86%      6.70887    5.08350         1.90       49.69
$ 350,001 - $ 400,000       0.26%    18.50%     77.97%      6.58311    4.95109            -       59.19
$ 400,001 - $ 450,000       0.00%    14.89%     77.70%      6.52206    4.76482         1.83       57.47
$ 450,001 - $ 500,000       0.00%    11.24%     77.54%      6.47356    4.84984         2.86       61.65
$ 500,001 - $ 550,000       0.00%     4.04%     81.89%      6.54278    4.45424            -       57.92
$ 550,001 - $ 600,000       0.00%     3.71%     86.43%      6.89356    5.16525            -       50.71
$ 600,001 - $ 650,000       0.00%     1.23%     78.25%      5.92553    4.87139            -       33.81
$ 650,001 - $ 700,000       0.00%     2.15%     77.37%      6.70734    4.33075            -       40.09
$ 700,001 - $ 750,000       0.00%     0.94%     67.43%      6.70314          -            -       51.52
$ 750,001 - $ 800,000       0.00%     1.00%     66.88%      6.31778    4.44307            -           -
$ 850,001 - $ 900,000       0.00%     0.58%     70.00%      6.55000    3.90000            -           -
TOTAL                       0.26%   100.00%     77.59%      6.86435    5.02573         1.08       47.38

PREPAYMENT PENALTY & FICO

PREPAYMENT PENALTY TERM    NO SCORE   451-500    501-550    551-600  601-650    651-700     701-750    751-800
-----------------------    --------   -------    -------    -------  -------    -------     -------    -------
0                            0.04%      0.00%      4.44%     6.99%    5.95%       4.47%      2.02%       0.32%
12                           0.00%      0.00%      0.46%     2.39%    2.55%       2.72%      1.44%       1.17%
24                           0.00%      0.00%     11.85%    13.36%   11.00%       7.96%      1.68%       0.00%
36                           0.09%      0.00%      2.05%     2.82%    7.20%       4.44%      2.19%       0.14%
TOTAL                        0.12%      0.00%     18.80%    25.56%   26.69%      19.60%      7.33%       1.63%

                                                                       GROSS                     LIMITED  STATED
PREPAYMENT PENALTY TERM    801-850   TOTAL   CURRENT LTV      WAC      MARGIN      AVG PRIN BAL    DOC     DOC
-----------------------    -------   -----   -----------    -------    ------      ------------  -------  ------
0                           0.00%    24.23%     76.88%      6.95833    4.94345      208,785.54     1.85    52.13
12                          0.26%    10.99%     75.65%      6.56317    5.51223      297,372.00        -    69.24
24                          0.00%    45.85%     78.72%      6.81882    5.05120      258,068.25     1.20    44.55
36                          0.00%    18.92%     76.87%      7.02922    4.89013      143,769.45     0.45    35.46
TOTAL                       0.26%   100.00%     77.59%      6.86435    5.02573      216,295.53     1.08    47.38

MORTG RATES & FICO

MORTG RATES                NO SCORE   451-500    501-550    551-600  601-650    651-700     701-750    751-800
-----------                --------   -------    -------    -------  -------    -------     -------    -------
4.501-5.0%                   0.00%      0.00%      0.00%     0.00%    0.00%       0.00%      0.00%       0.00%
5.001-5.5%                   0.00%      0.00%      0.00%     0.00%    0.00%       0.00%      0.00%       0.00%
5.501-6.0%                   0.00%      0.00%      0.00%     0.00%    0.00%       0.00%      0.00%       0.00%
6.001-6.5%                   0.00%      0.00%      0.00%     0.00%    0.00%       0.00%      0.00%       0.00%
6.501-7.0%                   0.00%      0.00%      0.00%     0.00%    0.00%       0.00%      0.00%       0.00%
7.001-7.5%                   0.00%      0.00%      0.00%     0.00%    0.00%       0.00%      0.00%       0.00%
7.501-8.0%                   0.00%      0.00%      0.00%     0.00%    0.00%       0.00%      0.00%       0.00%
8.001-8.5%                   0.00%      0.00%      0.00%     0.00%    0.00%       0.00%      0.00%       0.00%
8.501-9.0%                   0.00%      0.00%      0.00%     0.00%    0.00%       0.00%      0.00%       0.00%
9.001-9.5%                   0.00%      0.00%      0.00%     0.00%    0.00%       0.00%      0.00%       0.00%
9.501-10.0%                  0.00%      0.00%      0.00%     0.00%    0.00%       0.00%      0.00%       0.00%
10.001-10.5%                 0.00%      0.00%      0.00%     0.00%    0.00%       0.00%      0.00%       0.00%
10.501-11.0%                 0.00%      0.00%      0.00%     0.00%    0.00%       0.00%      0.00%       0.00%
11.001-11.5%                 0.00%      0.00%      0.00%     0.00%    0.00%       0.00%      0.00%       0.00%
11.501-12.0%                 0.00%      0.00%      0.00%     0.00%    0.00%       0.00%      0.00%       0.00%
TOTAL                        0.00%      0.00%      0.00%     0.00%    0.00%       0.00%      0.00%       0.00%

                                                                       GROSS                     LIMITED  STATED
MORTG RATES                801-850   TOTAL   CURRENT LTV      WAC      MARGIN      AVG PRIN BAL    DOC     DOC
-----------                -------   -----   -----------   --------    ------      ------------  -------  ------
4.501-5.0%                  0.00%     0.00%     79.31%      4.79816    3.69810      378,201.03        -    25.74
5.001-5.5%                  0.00%     0.00%     79.82%      5.34694    3.95190      348,469.27        -    29.78
5.501-6.0%                  0.00%     0.00%     76.22%      5.83733    4.30995      309,085.01        -    53.08
6.001-6.5%                  0.00%     0.00%     76.96%      6.30081    4.66521      248,086.66        -    40.97
6.501-7.0%                  0.00%     0.00%     75.91%      6.78585    4.85314      250,372.66     1.47    55.04
7.001-7.5%                  0.00%     0.00%     79.61%      7.29341    5.42465      214,241.10        -    50.02
7.501-8.0%                  0.00%     0.00%     80.43%      7.76914    5.82319      178,783.86     2.03    61.38
8.001-8.5%                  0.00%     0.00%     78.92%      8.30390    6.41552      117,431.54     1.13    35.67
8.501-9.0%                  0.00%     0.00%     78.93%      8.76922    6.43035      135,329.13     6.43    37.17
9.001-9.5%                  0.00%     0.00%     75.53%      9.30275    7.81666      122,626.19        -    23.18
9.501-10.0%                 0.00%     0.00%     74.38%      9.82891    8.01634       84,446.55     3.95    15.30
10.001-10.5%                0.00%     0.00%     71.76%     10.34044    8.36144      110,557.70     5.23        -
10.501-11.0%                0.00%     0.00%     73.98%     10.73466    8.13479       76,694.38    12.40    26.38
11.001-11.5%                0.00%     0.00%     97.24%     11.37580    8.85000       72,692.69        -        -
11.501-12.0%                0.00%     0.00%    100.00%     12.00000          -       94,784.94        -        -
TOTAL                       0.00%     0.00%     77.59%      6.86435    5.02573      216,295.53     1.08    47.38

MORTG RATES & LTV

MORTG RATES                LTV 11-20    21-30      31-40     41-50    51-60      61-70      71-80       81-90
-----------                ---------    -----      -----     -----    -----      -----      -----       -----
4.501-5.0%                   0.00%      0.00%      0.00%     0.00%    0.00%       0.69%      1.09%       0.51%
5.001-5.5%                   0.00%      0.00%      0.00%     0.00%    0.00%       0.23%      3.63%       1.33%
5.501-6.0%                   0.00%      0.00%      0.00%     0.95%    1.23%       3.32%      8.09%       6.23%
6.001-6.5%                   0.00%      0.00%      0.03%     0.13%    0.43%       3.23%      5.58%       3.86%
6.501-7.0%                   0.00%      0.29%      0.17%     0.15%    1.60%       4.07%      9.65%       4.80%
7.001-7.5%                   0.00%      0.00%      0.04%     0.28%    0.19%       0.63%      7.26%       1.82%
7.501-8.0%                   0.07%      0.00%      0.00%     0.26%    0.30%       0.90%      4.62%       4.08%
8.001-8.5%                   0.00%      0.00%      0.00%     0.00%    0.07%       0.90%      1.29%       1.50%
8.501-9.0%                   0.00%      0.00%      0.00%     0.07%    0.13%       0.81%      2.13%       1.62%
9.001-9.5%                   0.00%      0.00%      0.00%     0.00%    0.06%       0.83%      0.49%       0.23%
9.501-10.0%                  0.00%      0.00%      0.00%     0.16%    0.00%       0.19%      0.37%       0.14%
10.001-10.5%                 0.00%      0.00%      0.00%     0.00%    0.05%       0.47%      0.19%       0.00%
10.501-11.0%                 0.00%      0.00%      0.00%     0.04%    0.09%       0.23%      0.21%       0.04%
11.001-11.5%                 0.00%      0.00%      0.00%     0.00%    0.00%       0.00%      0.00%       0.04%
11.501-12.0%                 0.00%      0.00%      0.00%     0.00%    0.00%       0.00%      0.00%       0.00%
TOTAL                        0.07%      0.29%      0.24%     2.03%    4.15%      16.51%     44.61%      26.20%

                                                           GROSS                                 STATED
MORTG RATES                91-100    TOTAL   AVG FICO      MARGIN    AVG PRIN BAL  LIMITED DOC     DOC
-----------                ------    -----   --------      ------    ------------  -----------   ------
4.501-5.0%                  0.40%     2.70%   649.12       3.69810    378,201.03             -    25.74
5.001-5.5%                  0.00%     5.20%   648.76       3.95190    348,469.27             -    29.78
5.501-6.0%                  0.62%    20.44%   649.03       4.30995    309,085.01             -    53.08
6.001-6.5%                  0.42%    13.67%   612.40       4.66521    248,086.66             -    40.97
6.501-7.0%                  1.19%    21.92%   607.14       4.85314    250,372.66          1.47    55.04
7.001-7.5%                  1.45%    11.67%   596.80       5.42465    214,241.10             -    50.02
7.501-8.0%                  0.90%    11.13%   604.66       5.82319    178,783.86          2.03    61.38
8.001-8.5%                  0.04%     3.81%   570.93       6.41552    117,431.54          1.13    35.67
8.501-9.0%                  0.15%     4.91%   589.51       6.43035    135,329.13          6.43    37.17
9.001-9.5%                  0.22%     1.83%   551.00       7.81666    122,626.19             -    23.18
9.501-10.0%                 0.13%     0.99%   556.04       8.01634     84,446.55          3.95    15.30
10.001-10.5%                0.07%     0.79%   553.78       8.36144    110,557.70          5.23        -
10.501-11.0%                0.15%     0.75%   563.89       8.13479     76,694.38         12.40    26.38
11.001-11.5%                0.10%     0.14%   580.82       8.85000     72,692.69             -        -
11.501-12.0%                0.06%     0.06%   606.00             -     94,784.94             -        -
TOTAL                       5.90%   100.00%   613.69       5.02573    216,295.53          1.08    47.38